EXHIBIT 99.1

                           Section 906 Certifications


     I, Mario J. Gabelli, the Chief Executive Officer of Lynch Interactive Corporation (the "Corporation"), do hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that the Corporation's Quarterly Report on Form 10-Q for the period ended June 30, 2002, fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained is such report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



                                   /s/ Mario J. Gabelli
                                   --------------------
                                   Mario J. Gabelli, Chief Executive Officer of
                                   Lynch Interactive Corporation




     I, Robert E. Dolan, the Chief Financial Officer of Lynch Interactive Corporation (the "Corporation"), do hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that the Corporation's Quarterly Report on Form 10-Q for the period ended June 30, 2002, fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained is such report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



                                   /s/ Robert E. Dolan
                                   ------------------
                                   Robert E. Dolan, Chief Financial Officer of
                                   Lynch Interactive Corporation